Victory Portfolios

Victory Floating Rate Fund

Member Class

(the “Fund”)

Supplement dated September 5, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

Resignation of Sub-Adviser

Effective September 30, 2024, Park Avenue Institutional Advisers LLC (“Park Avenue”) will no longer serve as the Fund’s sub-adviser. Park Avenue’s Robert Simmons will serve as the Fund’s sole Portfolio Manager through September 30, 2024. In the interim, references to Park Avenue’s John Blainey and Andrew Liggio as Portfolio Managers should be disregarded.

Victory Capital Management Inc. (“Victory Capital”) will continue to serve as the Fund’s adviser. Victory Capital is evaluating potential alternatives, including potential investment advisers to serve as the Fund’s sub-adviser. Until such time as Victory Capital may recommend and the Trustees of Victory Portfolios approve a new sub-adviser, the Fund will continue to be managed in accordance with the Fund’s investment objective and investment strategy.

To reflect these changes, the “Portfolio Management” table under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

	Title	Tenure with the Fund
Robert Simmons	Portfolio Manager, Park Avenue	Since September 2024

The disclosure referencing John Blaney and Andrew Liggio under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 26 of the Prospectus is deleted and replaced with the following:

Robert Simmons focuses on high yield corporate debt investments and also has extensive experience in trading convertible bonds and equities. Before joining Guardian Life in 2005, Mr. Simmons spent several years at CitiGroup Investments and its predecessors, Travelers and Primerica, and at SunAmerica Asset Management.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.